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                                                                    EXHIBIT 24.1

                   POWER OF ATTORNEY OF DIRECTORS AND OFFICERS

         KNOW ALL MEN BY THESE PRESENTS, that Rainbow Rentals, Inc., an Ohio corporation and each of the undersigned Directors and/or officers of Rainbow Rentals, Inc. hereby constitutes and appoints Wayland J. Russell, Michael A. Pecchia, Michael A. Ellis and Deborah A. Weisman, and each of them, their attorneys-in-fact and agents, with full power of substitution and resubstitution, for and on behalf of Rainbow Rentals, Inc. and the undersigned Directors and/or officers of Rainbow Rentals, Inc. and each of such directors and/or officers, to execute the Rainbow Rentals, Inc.'s Registration Statement on Form S-8 relating to the Common Shares to be issued under the Rainbow Rentals, Inc. 1998 Stock Option Plan and any and all documents and post-effective amendments thereto and to file the same, with Exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorneys-in-fact and agents or their substitutes may do or cause to be done by virtue hereof.

         This Power of Attorney of Rainbow Rentals, Inc. and the Directors and/or officers of Rainbow Rentals, Inc. may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, this Power of Attorney has been signed this 1st day of June, 1999.

                                            RAINBOW RENTALS, INC.

                                            By: /s/ Wayland J. Russell
                                               ---------------------------------
                                             Wayland J. Russell, Chairman of the
                                             Board and Chief Executive Officer

DIRECTORS AND OFFICERS:

 /s/ Wayland J. Russell                     /s/ Lawrence S. Hendricks
-----------------------------               ------------------------------------
Wayland J. Russell,                         Lawrence S. Hendricks,
Chairman of the Board and Chief Executive   Chief Operating Officer and Director
Officer

/s/ Michael J. Viveiros                     /s/ Ivan J. Winfield
-----------------------------               ------------------------------------
Michael J. Viveiros,                        Ivan J. Winfield,
President and Director                      Director

/s/ Brian L. Burton                         /s/ Michael A. Pecchia
-----------------------------               ------------------------------------
Brian L. Burton,                            Michael J. Pecchia
Director                                    Chief Financial Officer (Principal
                                            Financial and Accounting Officer)